EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 33-64171 and 33-64173.




                                                /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
December 22, 1998